Exhibit 10.46.1

AMENDMENT NO. 1

TO THE

AMENDED AND RESTATED STOCKHOLDER’S AGREEMENT

OF

SIRVA, INC.

This Amendment No. 1 to the Amended and Restated Stockholder’s Agreement is made as of July    , 2014 (this “Amendment”) by and among SIRVA, Inc., a Delaware corporation (the “Company”) and each of the parties identified on the signature pages hereto, and amends that certain Amended and Restated Stockholder’s Agreement, dated as of February 12, 2013 (the “Stockholders Agreement”), by and among the Company and the stockholders named therein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Stockholders Agreement.

RECITALS:

WHEREAS, the Stockholders wish to amend the Stockholders Agreement so that the Stockholder’s obligation to provide required capital contributions upon the sale of Equity Shares pursuant to Section 4.9 of the Stockholders Agreement remains in full force and effect even upon the termination of the Stockholders Agreement pursuant to Section 6.2 thereto;

WHEREAS, Section 6.5 of the Stockholders Agreement provides that the Stockholders Agreement may be amended only by a written instrument signed by (i) the Company and (ii) Stockholders beneficially owning two-thirds of the outstanding shares of Common Stock beneficially owned by all Stockholders;

WHEREAS, the execution of this Amendment shall constitute a signed writing by the Company and the Stockholders beneficially owning two-thirds of the outstanding shares of Common Stock owned by all Stockholders;

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. Amendment to the Stockholders Agreement. Section 6.2 of the Stockholders Agreement is hereby amended and restated in its entirety as follows:

“Termination. This Agreement shall terminate upon the first to occur of (a) the date of the initial Public Offering, (b) the merger of the Company into or with any entity, other than a Subsidiary of the Company; provided that immediately after such merger, the Original Stockholders and their affiliates own in the aggregate less than 50% of the voting power of the outstanding Voting Securities of the combined entity, (c) the sale of all or substantially all of the assets of the Company, other than to a Subsidiary or an Affiliate of the Company, or (d) the consummation of a Control Transaction of the Company. Notwithstanding any termination of this Agreement pursuant to Section 6.2(a) hereof, the provisions of Sections 1.1, 4.9 and 6 hereof, and each of the Stockholder’s obligations thereunder, shall continue to remain in full force and effect.”

2. References to the Stockholders Agreement. From and after the date this Amendment, all references in the Stockholders Agreement to “this Agreement,” and to all other words referring to the Stockholders Agreement (such as “herein,” “hereto,” “herewith” and “hereunder”), shall be deemed to mean and refer to the Stockholders Agreement, as amended by this Amendment.

3. Effectiveness of Amendment. This Amendment has been entered into in accordance with the terms of Section 6.5 of the Stockholders Agreement.

4. Full Force and Effect. Except as modified in the manner described in this Amendment, the Stockholders Agreement shall remain in full force and effect.

5. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed therein, except (a) with respect to the Company and each Subsidiary organized under the laws of the State of Delaware, for matter directly within the purview of the General Corporation Law of the State of Delaware (the “DGCL”), which shall be governed by the DGCL and (b) with respect to Subsidiaries not organized under the laws of the State of Delaware, for matters directly within the purview of the business corporation law of the jurisdiction of such Subsidiary (the “Applicable Corporation Law”), which shall be governed by the Applicable Corporation Law. The parties executing this Agreement hereby (x) agree to submit to the exclusive jurisdiction of the federal and state courts located in the Southern District of New York in any action or proceeding arising out of or relating to this Agreement, (y) waive any objection to the laying of venue of any actions or proceedings brought in any such court and any claim that such actions or proceedings have been brought in an inconvenient forum, and (z) agree that service of any process, summons, notice or document by U.S. registered mail to the address for such party specified in Section 6.7 shall be effective service of process for any action or proceeding in New York with respect to any matter specified above.

6. Counterparts. This Agreement may be executed in two or more counterparts, any by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Stockholders Agreement to be duly executed as of the date first above-written.

SIRVA, INC.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Stockholders Agreement]

EGI FUND (11-13) INVESTORS, L.L.C.
EGI FUND (08-10) INVESTORS, L.L.C.

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Stockholders Agreement]

COMMERCIAL FINANCE SERVICES 1107, LLC

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Stockholders Agreement]